UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2022

HighPeak Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39464	84-3533602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HPK	The Nasdaq Stock Market LLC
Warrant	HPKEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 15, 2022, HighPeak Energy, Inc. (the “Company”) posted an investor presentation on the Company’s website, www.highpeakenergy.com, on the Presentations page under the News & Events tab within the Investors tab. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

Item 7.01	Regulation FD Disclosure.

The information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description of Exhibit
99.1	Investor Presentation dated November 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHPEAK ENERGY, INC.

Date: November 15, 2022
	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer

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